U.S. GLOBAL INVESTORS FUNDS

Holmes Growth Fund

MegaTrends Fund

Investor Class Shares

SUPPLEMENT DATED OCTOBER 1, 2013

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2013

On September 30, 2013, the Board of Trustees (the “Board”) of the MegaTrends Fund and the Holmes Growth Fund approved an Agreement and Plan of Reorganization (the “Plan”) to reorganize the MegaTrends Fund into the Holmes Growth Fund. If certain conditions required by the Plan are satisfied, the reorganization is expected to occur on or about December 20, 2013.

The Board also approved proposals to change the Holmes Growth Fund’s name to the Holmes Macro Trends Fund and to remove the prospectus language which states that the fund’s “emphasis is on small- and mid-sized companies.” These changes would occur in connection with the reorganization on or about December 20, 2013.

The Plan provides for the transfer of all of the assets and liabilities of the MegaTrends Fund solely in exchange for shares of the Holmes Macro Trends Fund. The Holmes Macro Trends Fund shares received by the MegaTrends Fund would then be distributed to shareholders of the MegaTrends Fund as part of the MegaTrends Fund’s liquidation provided for in the Plan, and shareholders of the MegaTrends Fund would become shareholders of the Holmes Macro Trends Fund. The reorganization is expected to be effected on a tax-free basis, which means that no gain or loss will be recognized by either fund or their shareholders directly as a result of the reorganization.

Before the reorganization, shareholders of the MegaTrends Fund will receive an information statement that will, among other things, describe the terms of the Plan and compare the investment objectives, investment strategies and policies, portfolio managers and investment advisory fees of the MegaTrends Fund and Holmes Macro Trends Fund. The information statement also will describe the performance and accounting survivor analysis, the tax impact of the transaction, and the brokerage and other costs associated with the reorganization.